Subsequent Events (Notes)	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events [Text Block]
SUBSEQUENT EVENTS

Revolving Credit Facility. Effective March 30, 2012, we amended our Revolving Credit Facility. Concurrent with the execution of the amendment, and pursuant to the terms of the original agreement, we exercised our option to increase the total loan availability from $150.0 million to an aggregate of $300.0 million. The amendment allows us to request that the availability be increased up to an aggregate of $450.0 million, subject to receiving increased commitments from the lenders, compared to the original agreement, which allowed an aggregate capacity of $300.0 million. On April 2, 2012, concurrent with the closing of the Contribution, we borrowed an additional $68.0 million under the Revolving Credit Facility to fund a portion of the consideration for the Martinez Terminal.
Borrowings under the Revolving Credit Facility continue to bear interest at either a base rate plus the base rate margin or a Eurodollar rate plus the Eurodollar margin, upon election. The applicable margin varies based upon a certain coverage ratio, as defined. We also incur commitment fees for the unused portion of the Revolving Credit Facility at an annual rate. Letters of credit outstanding under the Revolving Credit Facility incur fees at the Eurodollar margin rate. The Revolving Credit Facility is scheduled to mature on April 25, 2014.

Cash Distribution. On April 19, 2012, we declared a quarterly cash distribution, based on the results of the first quarter of 2012, totaling $11.8 million, or $0.3775 per unit, or $1.51 per unit on an annualized basis. This distribution was paid on May 14, 2012, to unitholders of record on May 4, 2012, including $6.2 million paid to Tesoro.